SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 6, 2001



                            AmeriVest Properties Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Maryland                    1-14462                   84-1240264
----------------------------     ----------------          -------------------
(State or other jurisdiction     (Commission File             (IRS Employer
  of incorporation)                 Number)                Identification No.)


          1780 South Bellaire Street, Suite 515, Denver, Colorado 80222
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 297-1800

Item 2. Acquisition or Disposition of Assets

Sale of Interest in Colorado Office Building. On December 6, 2001, we completed the sale of an undivided 80% interest in the Panorama Falls building ("Panorama Falls"). Panorama Falls consists of a three-story office building with 61,963 rentable square feet on approximately six acres located in Englewood, Colorado. The aggregate sales price for the interest in Panorama Falls was $4,880,000 payable by the Buyer as follows:

     o $2,180,000 to KeyBank National Association to pay down a portion of the existing mortgage loan;
     o the assumption of 80% of the remaining existing mortgage loan in the amount of $2,395,732; and
     o    the remainder of $304,268, less closing costs, in cash to us.

The interest in Panorama Falls was purchased by Freemark Abbey Panorama, LLC (the "Buyer"), a related party. A partner in the Buyer is an indirect beneficial owner of approximately 9% of Sheridan Investments, LLC, which is the beneficial owner of approximately 18% of our common stock. The sales price of the interest in Panorama Falls was determined through negotiations between the Buyer and us.

Panorama Falls will continue to be managed by Sheridan Realty Advisors, LLC under the terms of the Advisory Agreement between Sheridan Realty Advisors, LLC and us dated December 22, 1999 and revised and restated as of March 12, 2001. Effective January 1, 2002, however, AmeriVest will assume the management functions pursuant to the press release referenced in Item. 5.

Item 5. Other Events

Press Release. The press release of Registrant dated December 14, 2001, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated into this Item 5 by this reference.

Item 7. Financial Statements And Exhibits.

(b) Unaudited Pro Forma Financial Information:

     Pro Forma Financial Information (Unaudited)                            F-1

     Pro Forma Consolidated Balance Sheet as of September
               30, 2001 (Unaudited)                                         F-2

     Pro Forma Consolidated Statements of Operations (Unaudited):
               Nine Months ended September 30, 2001                         F-3
               Year ended December 31, 2000                                 F-4

     Notes to Pro Forma Consolidated Financial Statements (Unaudited)       F-5


(c) Exhibits

     Exhibit Number    Exhibit Title
     --------------    -------------
         99.1          Press Release dated December 14, 2001

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)


The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the sale of the undivided 80% interest in Panorama Falls as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 subtract the historical operations of Panorama Falls from the historical operations of AmeriVest and add pro forma adjustments, as if the transaction had occurred on January 1, 2000. After the sale, we will be accounting for our remaining investment in Panorama Falls under the equity method.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and Panorama Falls. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in AmeriVest's previous filings with the Securities and Exchange Commission.


                           AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                              PRO FORMA CONSOLIDATED BALANCE SHEET
                                       SEPTEMBER 30, 2001
                                           (Unaudited)


                                                                  Sale of
                                                 AmeriVest       Panorama            Pro Forma
                                                (Historical)       Falls             Combined
                                                ------------    ------------       ------------
ASSETS
   Investment in Real Estate
      Land                                      $  9,960,376    $ (1,051,372)(a)   $  8,909,004
      Building and improvements                   50,417,352      (5,149,445)(a)     45,267,907
      Furniture, fixtures and equipment              155,808            --              155,808
      Tenant improvements                          1,431,132            --            1,431,132
      Tenant leasing commissions                     271,632            --              271,632
      Less: accumulated depreciation and
              amortization                        (2,717,634)        183,523 (a)     (2,534,111)
                                                ------------    ------------       ------------

         Net Investment in Real Estate            59,518,666      (6,017,294)        53,501,372

   Cash and cash equivalents                       9,216,887         325,183 (b)      9,542,070
   Investment in unconsolidated affiliate               --         1,137,294 (c)      1,137,294
   Receivable from affiliate                            --         2,374,817 (b)      2,374,817
   Accounts receivable                               156,853            --              156,853
   Deferred rent receivable                          324,330            --              324,330
   Deferred financing costs, net                     463,351            --              463,351
   Prepaid expenses, escrows and other assets      1,346,069            --            1,346,069
                                                ------------    ------------       ------------

                    Total Assets                $ 71,026,156    $ (2,180,000)      $ 68,846,156
                                                ============    ============       ============


LIABILITIES
   Mortgage loans and notes payable             $ 41,875,236    $ (2,180,000)(b)   $ 39,695,236
   Accounts payable and accrued expenses           1,662,097            --            1,662,097
   Accrued real estate taxes                         810,955            --              810,955
   Prepaid rents and security deposits               990,573            --              990,573
   Dividends payable                                 826,605            --              826,605
                                                ------------    ------------       ------------

                    Total Liabilities             46,165,466      (2,180,000)        43,985,466
                                                ------------    ------------       ------------

OWNERS' EQUITY
   Common stock                                        6,613            --                6,613
   Capital in excess of par value                 30,709,501            --           30,709,501
   Distributions in excess of accumulated
              earnings                            (5,855,424)           --           (5,855,424)
                                                ------------    ------------       ------------

                    Total Owners' Equity          24,860,690            --           24,860,690
                                                ------------    ------------       ------------

       Total Liabilities and Owners' Equity     $ 71,026,156    $ (2,180,000)      $ 68,846,156
                                                ============    ============       ============


                  See notes to the pro forma consolidated financial statements

                                              F-2

                                 AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                               PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    NINE MONTHS ENDED SEPTEMBER 30, 2001
                                                 (Unaudited)


                                                         Historical
                                                 --------------------------
                                                                 Panorama       Pro Forma         Pro Forma
                                                  AmeriVest        Falls       Adjustments        Combined
                                                 -----------    -----------    -----------       -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                                $ 7,496,114    $   729,334    $      --         $ 6,766,780
                                                 -----------    -----------    -----------       -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses                           1,955,488          2,299           --           1,953,189
      Real estate taxes                              594,282           --             --             594,282
      Management fees                                380,653         37,472           --             343,181
   General and administrative                        521,266            102           --             521,164
   Impairment of deferred rents receivable           326,113        326,113           --                --
   Interest                                        2,336,038        329,905           --           2,006,133
   Depreciation and amortization                   1,667,362        468,673           --           1,198,689
                                                 -----------    -----------    -----------       -----------

                                                   7,781,202      1,164,564           --           6,616,638
                                                 -----------    -----------    -----------       -----------

OTHER INCOME
   Interest income                                    92,366            314           --              92,052
   Equity in loss of unconsolidated affiliates       (10,843)          --          (86,983)(d)       (97,826)
                                                 -----------    -----------    -----------       -----------

                                                      81,523            314        (86,983)           (5,774)
                                                 -----------    -----------    -----------       -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                                   (203,565)      (434,916)       (86,983)          144,368

GAIN ON SALE OF REAL ESTATE                        1,143,698           --             --           1,143,698
                                                 -----------    -----------    -----------       -----------

NET INCOME (LOSS)                                $   940,133    $  (434,916)   $   (86,983)      $ 1,288,066
                                                 ===========    ===========    ===========       ===========

NET INCOME PER COMMON SHARE
     Basic                                       $      0.23                                     $      0.32
                                                 ===========                                     ===========

     Diluted                                     $      0.23                                     $      0.31
                                                 ===========                                     ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                                         4,020,898                                       4,020,898
                                                 ===========                                     ===========

     Diluted                                       4,143,767                                       4,143,767
                                                 ===========                                     ===========


                        See notes to the pro forma consolidated financial statements.

                                                     F-3

                          AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                        PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                 YEAR ENDED DECEMBER 31, 2000
                                          (Unaudited)


                                             Historical
                                     --------------------------
                                                     Panorama      Pro Forma        Pro Forma
                                      AmeriVest        Falls      Adjustments       Combined
                                     -----------    -----------   -----------      -----------

REAL ESTATE OPERATING REVENUE
   Rental revenue                    $ 7,222,437    $   600,030   $      --        $ 6,622,407
                                     -----------    -----------   -----------      -----------

REAL ESTATE OPERATING EXPENSES
   Property Operating Expenses
      Operating expenses               1,946,633         46,293          --          1,900,340
      Real estate taxes                  668,224         28,952          --            639,272
      Management fees                    344,636         12,692          --            331,944
   General and administrative            517,019            423          --            516,596
   Severance expense                     255,442           --            --            255,442
   Interest                            2,167,869        320,433          --          1,847,436
   Depreciation and amortization       1,205,795        105,217          --          1,100,578
                                     -----------    -----------   -----------      -----------

                                       7,105,618        514,010          --          6,591,608
                                     -----------    -----------   -----------      -----------

OTHER INCOME
   Interest income                        55,874         11,744          --             44,130
   Equity in (loss) income of
         unconsolidated affiliates       (52,808)          --          19,553 (d)      (33,255)
                                     -----------    -----------   -----------      -----------

                                           3,066         11,744        19,553           10,875
                                     -----------    -----------   -----------      -----------

INCOME (LOSS) BEFORE GAIN ON SALE
   OF REAL ESTATE                        119,885         97,764        19,553           41,674

GAIN ON SALE OF REAL ESTATE            2,556,839           --            --          2,556,839
                                     -----------    -----------   -----------      -----------

NET INCOME                           $ 2,676,724    $    97,764   $    19,553      $ 2,598,513
                                     ===========    ===========   ===========      ===========

NET INCOME PER COMMON SHARE
     Basic and diluted               $      1.07                                   $      1.04
                                     ===========                                   ===========

WEIGHTED AVERAGE NUMBER OF
   COMMON SHARES OUTSTANDING
     Basic                             2,492,584                                     2,492,584
                                     ===========                                   ===========

     Diluted                           2,495,919                                     2,495,919
                                     ===========                                   ===========


          See notes to the pro forma consolidated financial statements.

                                      F-4

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are presented to reflect the sale of the 80% interest in Panorama Falls by AmeriVest.

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest as of September 30, 2001 as adjusted for the sale of the undivided 80% interest in Panorama Falls as if the transaction had occurred on September 30, 2001.

The accompanying unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 subtract the historical operations of Panorama Falls from the historical operations of AmeriVest and add pro forma adjustments, as if the transaction had occurred on January 1, 2000.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

(a) 100% of the book value (as of September 30, 2001) of the assets sold to the Buyer.

(b) The sales price of the 80% interest in Panorama Falls is summarized as follows:

                    Cash received                 $  325,183
                    Cash to KeyBank for
                         partial loan repayment    2,180,000
                    Assumed mortgage loan          2,374,817
                                                  ----------
                    Total Sales Price             $4,880,000
                                                  ==========

In accordance with accounting principles, the mortgage loan secured by Panorama Falls remains on AmeriVest's balance sheet with an offset to a receivable from the Buyer for 80% of the assumed loan with the remaining 20% to the investment in unconsolidated affiliate account.

(c) AmeriVest's remaining 20% interest in the net assets of Panorama Falls as of September 30, 2001.

(d) AmeriVest's equity in income (losses) of Panorama Falls for the respective periods.

NOTE 3 - INCOME PER SHARE

Pro forma income per common share for the nine months ended September 30, 2001 and the year ended December 31, 2000 is computed based on the weighted average number of common shares outstanding during the periods presented.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AMERIVEST PROPERTIES INC.


December 21, 2001
                                            By: /s/ D. Scott Ikenberry
                                            ------------------------------------
                                            D. Scott Ikenberry
                                            Chief Financial Officer

                                                                    Exhibit 99.1
                                                                    ------------


               AMERIVEST PROPERTIES ELECTS TO BECOME SELF-MANAGED
            AND INTERNALLY ADVISED; COMPLETES SALE OF PANORAMA FALLS

DENVER, CO, Dec. 14 -- The board of directors of AmeriVest Properties Inc. (AMEX: AMV), a real estate investment trust which owns 22 office properties serving small to mid-sized tenants, has elected to acquire the property management and administration operations from its outside advisor, Sheridan Realty Advisors, LLC, effective January 1, 2002. Under the terms of its existing agreement with Sheridan, AmeriVest will exercise its right to purchase the management and advisory business from Sheridan for the sum of $100 plus the book value of the furniture, fixtures and equipment at December 31, 2001 (approximately $50,000). Sheridan will continue as an outside advisor to the company in connection with capital markets and real estate acquisitions. Sheridan Realty Advisors, LLC has managed AmeriVest since January 1, 2000.

     Effective January 1, 2002, most of Sheridan's 24 employees will become employees of AmeriVest and will manage day-to-day operations of the company. AmeriVest will no longer pay administrative, property management and accounting fees to Sheridan as of December 31, 2001. Sheridan will continue to advise AmeriVest with respect to capital market activities, real estate acquisitions and dispositions and major capital projects and will continue to receive a capital project fee and advisory fee based on the value of all real property acquired or developed by AmeriVest during the term of the agreement.

     "We are pleased that AmeriVest has grown to a size that enables it to bring property management, accounting and administrative functions in house," said William Atkins, Chief Executive Officer of AmeriVest. "We recognize that most analysts and institutional investors prefer self-managed REITs. We are now large enough to absorb operating overhead within the company and expect that this change will be perceived positively by our shareholders and the investment community," said Atkins.

     AmeriVest also announced the closing of the previously announced sale of 80% of its Panorama Falls building in Denver to an outside investor, for $4,880,000. AmeriVest will retain a 20% interest in the property, will continue to operate and manage the property, and will receive management fees and an incentive fee based on the total return of the investment.

About AmeriVest Properties Inc.

     AmeriVest Properties Inc., with its principal office in Denver, Colorado, is an REIT that owns 22 office properties, and is focused on office buildings with average tenant size of approximately 2,500 - 3,000 square feet. To receive AmeriVest's latest news and corporate developments, visit the company's web site at http://www.AMVproperties.com.

Certain matters discussed in this release are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including the risks and uncertainties of acquiring, owning, operating and disposing of real estate. Such risks and uncertainties are disclosed in the Company's past and current filings with the U.S. Securities and Exchange Commission.